UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2002

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-6920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue, Santa Clara, California	95054-3299
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(408) 727-5555

Not applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure.

Applied Materials, Inc., a Delaware corporation (the “Company”), has entered into a First Amendment to Rights Agreement, dated as of November 6, 2002 (the “Rights Agreement Amendment”), with Harris Trust and Savings Bank, as Rights Agent (the “Prior Rights Agent”), which amends the Rights Agreement, dated as of July 7, 1999 (the “Rights Agreement”), between the Company and the Prior Rights Agent. The Rights Agreement Amendment confirms, among other things, the appointment of Computershare Investor Services, LLC, as the successor Rights Agent to the Prior Rights Agent under the Rights Agreement, as amended. The Rights Agreement Amendment also sets forth various amendments to the Rights Agreement which were deemed appropriate or necessary to effect such appointment. The Rights Agreement Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Rights Agreement Amendment is qualified in its entirety by reference to such exhibit.

Item 7.    Financial Statements and Exhibits.

Exhibit No.	Description

4.1
First Amendment to Rights Agreement, dated as of November 6, 2002, between Applied Materials, Inc. and Computershare Investor Services, LLC, as Rights Agent (incorporated herein by reference to Exhibit 2 to the registrant’s Form 8-A/A registration statement filed with the Securities and Exchange Commission on November 25, 2002).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 6, 2002	APPLIED MATERIALS, INC. (Registrant)

	By:	/s/ JOSEPH J. SWEENEY Joseph J. Sweeney Group Vice President, Legal Affairs and Intellectual Property and Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description

4.1
First Amendment to Rights Agreement, dated as of November 6, 2002, between Applied Materials, Inc. and Computershare Investor Services, LLC, as Rights Agent (incorporated herein by reference to Exhibit 2 to the registrant’s Form 8-A/A registration statement filed with the Securities and Exchange Commission on November 25, 2002).